UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 23, 2026

Massimo Group

(Exact name of registrant as specified in its charter)

Nevada	001-41994	92-0790263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 W Miller Road

Garland, TX 75041

(Address of Principal Executive Offices) (Zip Code)

(877) 881-6376

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 per share	MAMO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 23, 2026, Massimo Group, as borrower (the “Company”), entered into a loan agreement (the “Loan Agreement”) with David Shan, the Company’s Executive Chairman of the Board of Directors, as lender, pursuant to which the Company can borrow up to $4 million (the “Loan”) over a one year period to allow the Company to pursue strategic growth initiatives, including the development, testing, commercialization and advancement of technology-enabled products, intelligent security solutions, autonomous mobility applications and related business activities.

The Loan bears interest of 4%, payable monthly in arrears, with the aggregate principal amount of all advances made under the Loan Agreement, together with any remaining accrued and unpaid interest thereunder, to be repaid by the Company in full on June 22, 2027, subject to earlier termination or extension as provided in the Loan Agreement.

The Loan Agreement contains customary affirmative and negative covenants with respect to the Company, including, among other things, compliance with laws, corporate existence, no conflicts, restrictions on the number of advances, and other customary covenants. These covenants are subject to a number of limitations and exceptions as provided in the Loan Agreement. Additionally, the Loan Agreement contains customary events of default, bankruptcy and insolvency, and remedies provisions.

The Company’s obligations under the Loan Agreement are unsecured.

The description of the Loan Agreement contained in this Item 1.01 is qualified in its entirety by reference to the complete text of the Loan Agreement, a copy of which is filed herewith as Exhibit 10.1, to this Current Report on Form 8-K.

Item 8.01.	Other Events.

On June 24, 2026, the Company published a press release announcing its entry into the Loan Agreement, along with its termination of a previously announced letter of intent. The Company’s press release is furnished herewith as Exhibit 99.1.

The information provided in this Item 8.01 (including Exhibit 99.1 hereto), is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Loan Agreement, dated June 23, 2026, between Massimo Group and David Shan
99.1	Press Release, dated June 24 , 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2026

MASSIMO GROUP

By:	/s/ Quenton Petersen
Name:	Quenton Petersen
Title:	Chief Executive Officer

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